10. Inventories	12 Months Ended
Dec. 31, 2017
Inventories Abstract
Inventories

	2017	2016

Stores	3,564	3,400
Distribution centers	1,307	1,255
Real estate inventories (note 10.3)	24	61
Allowance for losses on inventory obsolescence and damages (note 10.2)	(73)	(75)
	4,822	4,641

10.1.	Bonuses in inventories and storage cost

Bonuses from suppliers and storage costs are included as cost of inventories and booked as cost of sales as the inventories are realized. On December 31, 2017, the amount of unrealized suppliers bonuses, booked as a reduction of inventory balance, totaled R$ 244 (R$ 178 on December 31, 2016).

10.2.	Allowance for losses on inventory obsolescence and damages
	2017	2016	2015
At the beginning of the year	(75)	(150)	(91)
Additions	(110)	(208)	(129)
Write-offs	111	164	72
Exchange rate changes	-	1	(2)
Assets held for sale and discontinued operations (note 32)	1	118	-
At the end of the year	(73)	(75)	(150)
10.3.	Real estate inventories

The amount of inventories of real estate units under construction refers to the fair value of the barter of land for real estate units, based on the market value of real estate units received, as observed in comparable market transactions.

This balance refers to the real estate units of the projects Thera Faria Lima Pinheiros (“Thera”), Figue, Classic and Carpe Diem, plus one store to be built on the ground floor of the Thera Faria Lima Pinheiros building. Construction and development are being carried out by Cyrela Polinésia Empreendimentos Imobiliários Ltda., Pitangueiras Desenvolvimento Imobiliário SPE Ltda. and Hesa Investimentos Imobiliários Ltda. The apartment units of the Thera project, started in December, 2011, and for Classic e Carpe Diem, started in November, 2012, both projects were concluded on 2016 and some units of Thera are still in inventory.